Filed under Rule 497(k)
Registration No. 333-08653

SEASONS SERIES TRUST

Small Cap Portfolio

(the “Portfolio”)

Supplement dated December 10, 2015, to the Summary Prospectus dated July 29, 2015, as supplemented and amended to date

On December 9, 2015, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”) approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and PNC Capital Advisors, LLC (“PNC Advisors”) with respect to the Portfolio. The Board also terminated the current Subadvisory Agreement between SunAmerica and ClearBridge Investments, LLC (“ClearBridge”) with respect to the Portfolio. PNC Advisors will replace ClearBridge as a subadviser to a portion of the Portfolio effective December 21, 2015. SunAmerica will send a notice to shareholders that will explain how to access an Information Statement, which will include more information about PNC Advisors and the new Subadvisory Agreement.

On December 21, 2015, the following changes to the Prospectus will become effective:

Change in Subadviser and Portfolio Managers

The first paragraph and the table under the section entitled “Portfolio Summary: Small Cap Portfolio – Investment Adviser” are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by PNC Capital Advisors, LLC (“PNC Advisors”) and J.P. Morgan Investment Management Inc. (“JPMorgan”). SAAMCo directly manages a portion of the Portfolio. The portfolio managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
SAAMCo
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

JPMorgan
Dennis S. Ruhl, CFA	2013	Managing Director and Portfolio Manager
Phillip D. Hart, CFA	2013	Managing Director and Portfolio Manager

PNC Advisors
James Mineman	2015	Managing Director and Co-Lead Portfolio Manager
Peter Roy, CFA	2015	Managing Director and Co-Lead Portfolio Manager

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.